Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2016 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--August 4, 2016--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2016 of $52.3 million or $0.57 per diluted share, compared to $37.2 million or $0.41 per diluted share for the quarter ended June 30, 2015. As of June 30, 2016, Essent had insurance in force of $72.3 billion and consolidated stockholders’ equity of $1.2 billion.

“We are pleased with our strong second quarter results and generating a 17% return on average equity as we continued building a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “We believe that Essent is well positioned in both the U.S. and Bermuda to continue growing our portfolio and generating high quality earnings and strong returns for our shareholders.”

Financial Highlights:

  Insurance in force as of June 30, 2016 was $72.3 billion, compared to $57.4 billion as of June 30, 2015.
  New insurance written for the second quarter was $8.7 billion, compared to $7.3 billion in the second quarter of 2015.
  Net premiums earned for the second quarter were $100.7 million, compared to $78.4 million in the second quarter of 2015.
  The expense ratio for the second quarter was 31.2%, compared to 34.6% in the second quarter of 2015.
  The provision for losses and LAE for the second quarter was $3.0 million, compared to $2.3 million in the second quarter of 2015.
  The percentage of loans in default as of June 30, 2016 was 0.36%, compared to 0.23% as of June 30, 2015.
  The combined ratio for the second quarter was 34.1%, compared to 37.6% in the second quarter of 2015.
  The consolidated balance of cash and investments at June 30, 2016 was $1.5 billion, including cash and investment balances at Essent Group Ltd. of $42.3 million.
  The combined risk to capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.8:1 as of June 30, 2016.
  Essent Reinsurance Ltd. reinsured a total of $123.7 million of risk in GSE risk share transactions in the second quarter of 2016.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 46855223 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 46855223.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," “will,” “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 29, 2016. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2016

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2016	2015	2016	2015
Revenues:
Net premiums written	$108,513	$92,399	$208,979	$174,656
Increase in unearned premiums	(7,802)	(14,038)	(13,865)	(21,257)
Net premiums earned	100,711	78,361	195,114	153,399
Net investment income	6,701	4,720	12,884	9,000
Realized investment gains, net	583	568	1,054	1,217
Other income	170	418	1,579	462
Total revenues	108,165	84,067	210,631	164,078

Losses and expenses:
Provision for losses and LAE	2,964	2,314	6,695	4,313
Other underwriting and operating expenses	31,409	27,148	62,797	54,646
Total losses and expenses	34,373	29,462	69,492	58,959

Income before income taxes	73,792	54,605	141,139	105,119
Income tax expense	21,534	17,412	40,930	33,088
Net income	$52,258	$37,193	$100,209	$72,031

Earnings per share:
Basic	$0.57	$0.41	$1.10	$0.80
Diluted	0.57	0.41	1.09	0.79

Weighted average shares outstanding:
Basic	90,912	90,344	90,848	90,265
Diluted	92,138	91,674	91,999	91,594

Net income	$52,258	$37,193	$100,209	$72,031

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	10,702	(8,769)	24,061	(3,880)
Total other comprehensive income (loss)	10,702	(8,769)	24,061	(3,880)
Comprehensive income	$62,960	$28,424	$124,270	$68,151

Loss ratio	2.9%	3.0%	3.4%	2.8%
Expense ratio	31.2%	34.6%	32.2%	35.6%
Combined ratio	34.1%	37.6%	35.6%	38.4%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2016	2015
Assets
Investments available for sale, at fair value
Fixed maturities	$1,305,939	$1,190,638
Short-term investments	129,235	85,996
Total investments	1,435,174	1,276,634
Cash	16,172	24,606
Accrued investment income	8,480	7,768
Accounts receivable	21,125	16,637
Deferred policy acquisition costs	12,239	11,529
Property and equipment (at cost, less accumulated depreciation of $44,519 in 2016 and $42,479 in 2015)	9,030	9,021
Prepaid federal income tax	149,772	119,412
Other assets	6,215	3,492

Total assets	$1,658,207	$1,469,099

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$22,474	$17,760
Unearned premium reserve	214,910	201,045
Accrued payroll and bonuses	11,146	15,955
Net deferred tax liability	126,991	87,964
Securities purchased payable	21,385	14,996
Other accrued liabilities	12,694	12,138
Total liabilities	409,600	349,858

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 93,106 shares in 2016 and 92,650 shares in 2015	1,397	1,390
Additional paid-in capital	909,310	904,221
Accumulated other comprehensive income (loss)	23,962	(99)
Retained earnings	313,938	213,729
Total stockholders' equity	1,248,607	1,119,241

Total liabilities and stockholders' equity	$1,658,207	$1,469,099

Return on average equity (1)	16.9%	15.2%

(1) The 2016 return on average equity is calculated by dividing annualized year-to-date 2016 net income by average equity. The 2015 return on average equity is calculated by dividing full year 2015 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016		2015
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$108,513	$100,466	$98,434	$97,478	$92,399	$82,257

Net premiums earned	100,711	94,403	89,378	83,694	78,361	75,038
Other revenues (1)	7,454	8,063	8,098	8,042	5,706	4,973
Total revenues	108,165	102,466	97,476	91,736	84,067	80,011

Losses and expenses:
Provision for losses and LAE	2,964	3,731	4,199	3,393	2,314	1,999
Other underwriting and operating expenses	31,409	31,388	29,627	28,714	27,148	27,498
Total losses and expenses	34,373	35,119	33,826	32,107	29,462	29,497

Income before income taxes	73,792	67,347	63,650	59,629	54,605	50,514
Income tax expense	21,534	19,396	19,171	18,808	17,412	15,676
Net income	$52,258	$47,951	$44,479	$40,821	$37,193	$34,838

Earnings per share:
Basic	$0.57	$0.53	$0.49	$0.45	$0.41	$0.39
Diluted	0.57	0.52	0.48	0.44	0.41	0.38

Weighted average shares outstanding:
Basic	90,912	90,785	90,454	90,418	90,344	90,185
Diluted	92,138	91,859	91,918	91,841	91,674	91,514

Other Data:
Loss ratio (2)	2.9%	4.0%	4.7%	4.1%	3.0%	2.7%
Expense ratio (3)	31.2%	33.2%	33.1%	34.3%	34.6%	36.6%
Combined ratio	34.1%	37.2%	37.8%	38.4%	37.6%	39.3%

Return on average equity (annualized)	17.2%	16.7%	16.2%	15.5%	14.7%	14.3%

(1) Other revenues include the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. in connection with Freddie Mac’s ACIS program that are accounted for as derivatives under GAAP. The change in fair values of these policies was ($755), $677, $974, $1,258, ($391) and ($749) in the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(2) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.

(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016		2015
Other Data, continued:	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$8,715,171	$5,366,675	$5,970,656	$7,384,654	$7,225,401	$5,346,820
New risk written	2,167,333	1,340,588	1,486,328	1,854,884	1,800,027	1,302,710

Bulk:
New insurance written	$—	$93,054	$—	$204,867	$61,258	$—
New risk written	—	8,480	—	25,760	4,062	—

Total:
Average premium rate (4)	0.57%	0.56%	0.55%	0.55%	0.57%	0.58%
New insurance written	$8,715,171	$5,459,729	$5,970,656	$7,589,521	$7,286,659	$5,346,820
New risk written	$2,167,333	$1,349,068	$1,486,328	$1,880,644	$1,804,089	$1,302,710
Insurance in force (end of period)	$72,267,099	$67,716,741	$65,242,453	$62,141,406	$57,435,859	$53,253,632
Risk in force (end of period)	$17,937,364	$16,745,819	$16,073,174	$15,229,575	$13,992,701	$12,891,462
Policies in force	328,441	308,779	297,437	282,671	261,996	242,477
Weighted average coverage (5)	24.8%	24.7%	24.6%	24.5%	24.4%	24.2%
Annual persistency	81.0%	81.0%	80.2%	80.2%	80.3%	82.8%

Loans in default (count)	1,174	1,060	1,028	814	605	505
Percentage of loans in default	0.36%	0.34%	0.35%	0.29%	0.23%	0.21%

Other Risk in Force
GSE Risk Share (6)	$305,357	$188,766	$156,347	$118,073	$66,291	$63,533

Revolving Credit Facility
Borrowings outstanding	$—	N/A	N/A	N/A	N/A	N/A
Undrawn committed capacity	$200,000	N/A	N/A	N/A	N/A	N/A

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(5) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(6) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)
>=760	$4,013,236	46.1%	$3,261,740	45.1%	$6,301,139	44.7%	$5,608,531	44.6%
740-759	1,406,617	16.1	1,165,784	16.1	2,246,425	16.0	2,060,160	16.4
720-739	1,157,032	13.3	1,063,764	14.7	1,936,588	13.8	1,843,176	14.7
700-719	950,965	10.9	733,531	10.2	1,533,696	10.9	1,272,607	10.1
680-699	688,642	7.9	574,039	8.0	1,175,494	8.3	1,026,485	8.2
<=679	498,679	5.7	426,543	5.9	888,504	6.3	761,262	6.0
Total	$8,715,171	100.0%	$7,225,401	100.0%	$14,081,846	100.0%	$12,572,221	100.0%

Weighted average credit score	749		748		747		748

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)
85.00% and below	$1,176,073	13.5%	$893,957	12.4%	$1,840,071	13.1%	$1,703,195	13.5%
85.01% to 90.00%	2,848,106	32.7	2,514,695	34.8	4,651,882	33.0	4,333,466	34.5
90.01% to 95.00%	4,330,416	49.7	3,645,029	50.4	7,060,980	50.1	6,278,080	49.9
95.01% and above	360,576	4.1	171,720	2.4	528,913	3.8	257,480	2.1
Total	$8,715,171	100.0%	$7,225,401	100.0%	$14,081,846	100.0%	$12,572,221	100.0%

Weighted average LTV	92%		92%		92%		91%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
Single Premium policies		18.4%		23.8%		20.8%		23.8%
Monthly Premium policies		81.6		76.2		79.2		76.2
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
Purchase		82.5%		78.4%		82.1%		74.5%
Refinance		17.5		21.6		17.9		25.5
		100.0%		100.0%		100.0%		100.0%

							Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)
>=760	$—	0.0%	$48,709	79.5%	$45,625	49.0%	$48,709	79.5%
740-759	—	—	6,266	10.2	18,154	19.5	6,266	10.2
720-739	—	—	4,950	8.1	11,475	12.3	4,950	8.1
700-719	—	—	1,333	2.2	8,220	8.8	1,333	2.2
680-699	—	—	—	—	6,453	7.0	—	—
<=679	—	—	—	—	3,127	3.4	—	—
Total	$—	0.0%	$61,258	100.0%	$93,054	100.0%	$61,258	100.0%

Weighted average credit score	N/A		778		750		778

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
($ in thousands)
85.00% and below	$—	0.0%	$61,258	100.0%	$755	0.8%	$61,258	100.0%
85.01% to 90.00%	—	—	—	—	27,757	29.8	—	—
90.01% to 95.00%	—	—	—	—	64,542	69.4	—	—
95.01% and above	—	—	—	—	—	—	—	—
Total	$—	0.0%	$61,258	100.0%	$93,054	100.0%	$61,258	100.0%

Weighted average LTV	N/A		79%		91%		79%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
Single Premium policies		0.0%		100.0%		100.0%		100.0%
Monthly Premium policies		—		—		—		—
		0.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015
Purchase		0.0%		97.6%		100.0%		97.6%
Refinance		—		2.4		—		2.4
		0.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	June 30, 2016		March 31, 2016		June 30, 2015
($ in thousands)
>=760	$33,032,120	45.7%	$31,032,734	45.8%	$27,079,306	47.2%
740-759	12,096,199	16.7	11,383,450	16.8	9,814,404	17.1
720-739	10,374,218	14.4	9,783,221	14.5	8,274,037	14.4
700-719	7,365,368	10.2	6,816,087	10.1	5,596,235	9.7
680-699	5,696,562	7.9	5,310,252	7.8	4,238,060	7.4
<=679	3,702,632	5.1	3,390,997	5.0	2,433,817	4.2
Total	$72,267,099	100.0%	$67,716,741	100.0%	$57,435,859	100.0%

Weighted average credit score	749		750		751

Total RIF by FICO score	June 30, 2016		March 31, 2016		June 30, 2015
($ in thousands)
>=760	$8,138,995	45.4%	$7,616,124	45.5%	$6,557,638	46.9%
740-759	3,023,589	16.9	2,835,832	16.9	2,410,327	17.2
720-739	2,607,057	14.5	2,451,777	14.6	2,041,686	14.6
700-719	1,820,731	10.1	1,677,361	10.0	1,347,680	9.6
680-699	1,432,032	8.0	1,330,183	8.0	1,045,595	7.5
<=679	914,960	5.1	834,542	5.0	589,775	4.2
Total	$17,937,364	100.0%	$16,745,819	100.0%	$13,992,701	100.0%

Portfolio by LTV
Total IIF by LTV	June 30, 2016		March 31, 2016		June 30, 2015
($ in thousands)
85.00% and below	$7,957,849	11.0%	$7,460,266	11.0%	$6,801,098	11.9%
85.01% to 90.00%	24,456,328	33.8	23,115,372	34.1	19,751,418	34.4
90.01% to 95.00%	37,911,936	52.5	35,485,155	52.4	29,600,148	51.5
95.01% and above	1,940,986	2.7	1,655,948	2.5	1,283,195	2.2
Total	$72,267,099	100.0%	$67,716,741	100.0%	$57,435,859	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	June 30, 2016		March 31, 2016		June 30, 2015
($ in thousands)
85.00% and below	$901,838	5.0%	$842,560	5.0%	$761,349	5.4%
85.01% to 90.00%	5,824,455	32.5	5,498,657	32.8	4,676,693	33.4
90.01% to 95.00%	10,802,375	60.2	10,078,998	60.2	8,335,450	59.6
95.01% and above	408,696	2.3	325,604	2.0	219,209	1.6
Total	$17,937,364	100.0%	$16,745,819	100.0%	$13,992,701	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	June 30, 2016		March 31, 2016		June 30, 2015
($ in thousands)
FRM 30 years and higher	$65,269,610	90.3%	$60,857,001	89.9%	$50,910,993	88.6%
FRM 20-25 years	1,660,361	2.3	1,546,759	2.3	1,434,585	2.5
FRM 15 years	2,653,056	3.7	2,629,322	3.9	2,683,327	4.7
ARM 5 years and higher	2,684,072	3.7	2,683,659	3.9	2,406,954	4.2
Total	$72,267,099	100.0%	$67,716,741	100.0%	$57,435,859	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	June 30, 2016	March 31, 2016	June 30, 2015

GSE Risk Share (1)	$305,357	$188,766	$66,291

Weighted average credit score	751	753	758
Weighted average LTV	80%	77%	75%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2016

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$40,783	16.6%	245	78.0%	46.1%	0.0%	3.7%	58.7%	98.6%	3.0%	1
2011	3,229,720	727,498	22.5	3,908	75.8	43.3	0.2	5.0	55.3	95.0	3.6	40
2012	11,241,161	4,711,211	41.9	23,013	74.1	51.0	0.5	5.4	55.9	97.6	2.4	137
2013	21,152,638	11,480,248	54.3	55,082	77.4	55.3	1.8	7.7	51.1	97.1	2.7	329
2014	24,799,434	17,543,691	70.7	84,206	86.1	59.3	3.5	15.1	42.4	94.2	3.9	468
2015	26,193,656	23,791,225	90.8	104,097	80.4	53.8	2.3	14.8	43.9	96.6	2.4	185
2016 (through June 30)	14,174,900	13,972,443	98.6	57,890	82.2	54.1	3.8	14.6	44.6	97.4	1.2	14
Total	$101,037,407	$72,267,099	71.5	328,441	81.2	55.1	2.7	13.0	45.7	96.3	2.9	1,174

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2016	March 31, 2016	June 30, 2015
CA	9.5%	9.5%	9.9%
TX	8.3	8.4	8.3
FL	6.5	6.3	5.8
WA	4.7	4.7	4.6
IL	4.1	4.0	4.0
NC	3.8	3.9	4.0
NJ	3.4	3.4	3.4
GA	3.3	3.3	3.3
PA	3.2	3.2	3.3
AZ	3.2	3.2	3.2
All Others	50.0	50.1	50.2
Total	100.0%	100.0%	100.0%

RIF by State
	June 30, 2016	March 31, 2016	June 30, 2015
CA	9.1%	9.2%	9.5%
TX	8.6	8.6	8.6
FL	6.7	6.5	6.1
WA	4.8	4.7	4.7
IL	4.1	4.1	4.0
NC	3.9	4.0	4.1
GA	3.5	3.5	3.5
NJ	3.4	3.3	3.3
AZ	3.1	3.2	3.2
MN	3.1	3.0	3.0
All Others	49.7	49.9	50.0
Total	100.0%	100.0%	100.0%

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
Beginning default inventory	1,060	505	1,028	457
Plus: new defaults	754	385	1,523	766
Less: cures	(608)	(270)	(1,314)	(590)
Less: claims paid	(31)	(15)	(61)	(28)
Less: rescissions and denials	(1)	—	(2)	—
Ending default inventory	1,174	605	1,174	605

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2016	2015	2016	2015
Reserve for losses and LAE at beginning of period	$20,470	$10,065	$17,760	$8,427
Add provision for losses and LAE occurring in:
Current year	4,488	3,374	9,568	6,079
Prior years	(1,524)	(1,060)	(2,873)	(1,766)
Incurred losses during the period	2,964	2,314	6,695	4,313
Deduct payments for losses and LAE occurring in:
Current year	111	140	112	140
Prior years	849	308	1,869	669
Loss and LAE payments during the period	960	448	1,981	809
Reserve for losses and LAE at end of period	$22,474	$11,931	$22,474	$11,931

Claims
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015
Number of claims paid	31	15	61	28
Total amount paid for claims (in thousands)	$924	$431	$1,922	$780
Average amount paid per claim (in thousands)	$30	$29	$32	$28
Severity	71%	88%	81%	81%

					Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	June 30, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	565	48%	$4,494	22%	$30,478	15%
Four to eleven payments	446	38	10,196	49	24,520	42
Twelve or more payments	126	11	4,431	22	6,703	66
Pending claims	37	3	1,504	7	1,693	89
Total case reserves	1,174	100%	20,625	100%	$63,394	33
IBNR			1,547
LAE			302
Total reserves for losses and LAE			$22,474

Average reserve per default:
Case			$17.6
Total			$19.1

Default Rate	0.36%

	December 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	535	52%	$4,492	28%	$29,003	15%
Four to eleven payments	383	37	8,283	51	20,825	40
Twelve or more payments	89	9	2,688	16	4,299	63
Pending claims	21	2	809	5	844	96
Total case reserves	1,028	100%	16,272	100%	$54,971	30
IBNR			1,220
LAE			268
Total reserves for losses and LAE			$17,760

Average reserve per default:
Case			$15.8
Total			$17.3

Default Rate	0.35%

	June 30, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	289	48%	$2,797	26%	$16,188	17%
Four to eleven payments	243	40	5,680	52	12,715	45
Twelve or more payments	58	10	2,003	18	2,500	80
Pending claims	15	2	478	4	540	89
Total case reserves	605	100%	10,958	100%	$31,943	34
IBNR			822
LAE			151
Total reserves for losses and LAE			$11,931

Average reserve per default:
Case			$18.1
Total			$19.7

Default Rate	0.23%

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	June 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$201,802	14.1%	$177,607	13.9%
U.S. agency securities	14,339	1.0	13,782	1.1
U.S. agency mortgage-backed securities	204,254	14.2	159,602	12.5
Municipal debt securities	330,203	23.0	279,828	21.9
Corporate debt securities	390,425	27.2	396,732	31.1
Mortgage-backed securities	50,604	3.5	55,356	4.3
Asset-backed securities	129,312	9.0	126,629	9.9
Money market funds	114,235	8.0	67,098	5.3
Total Investments	$1,435,174	100.0%	$1,276,634	100.0%

Investment Portfolio by Credit Rating
Rating (1)	June 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$680,656	47.4%	$554,789	43.5%
Aa1	89,465	6.2	74,322	5.8
Aa2	94,692	6.6	89,533	7.0
Aa3	78,288	5.5	68,587	5.4
A1	128,307	8.9	126,920	9.9
A2	103,730	7.2	122,745	9.6
A3	85,951	6.0	87,781	6.9
Baa1	77,687	5.4	80,137	6.3
Baa2	74,956	5.2	51,528	4.0
Baa3	16,414	1.2	19,662	1.5
Below Baa3 / Unrated	5,028	0.4	630	0.1
Total Investments	$1,435,174	100.0%	$1,276,634	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	June 30, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$326,315	22.8%	$235,001	18.4%
1 to < 2 Years	193,781	13.5	141,995	11.1
2 to < 3 Years	164,836	11.5	214,274	16.8
3 to < 4 Years	137,933	9.6	104,772	8.2
4 to < 5 Years	138,221	9.6	141,428	11.1
5 or more Years	474,088	33.0	439,164	34.4
Total Investments	$1,435,174	100.0%	$1,276,634	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2016	2.11%
Six months ended June 30, 2016	2.07%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2016	$42,281
As of December 31, 2015	$70,601

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	June 30, 2016	December 31, 2015
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,017,347	$913,182

Combined net risk in force (2)	$15,023,472	$13,847,336

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.3:1	15.7:1
Essent Guaranty of PA, Inc.	8.4:1	9.7:1
Combined (4)	14.8:1	15.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$276,497	$220,178

Net risk in force (2)	$3,197,076	$2,364,692

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of June 30, 2016 and December 31, 2015, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of June 30, 2016 and December 31, 2015 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2016	December 31, 2015

Numerator:
Total Stockholders' Equity (Book Value)	$1,248,607	$1,119,241

Subtract: Accumulated Other Comprehensive Income (Loss)	23,962	(99)

Adjusted Book Value	$1,224,645	$1,119,340

Denominator:
Total Common Shares Outstanding	93,106	92,650

Add: Restricted Share Units Outstanding	490	544

Total Common Shares and Share Units Outstanding	93,596	93,194

Adjusted Book Value per Share	$13.08	$12.01

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com